EXHIBIT 25.1

FORM T-1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

MetroPCS Wireless, Inc.
(Exact name of obligor as specified in its charter)

Delaware	75-2694973
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

MetroPCS AWS, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	20-4798776
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS California, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	68-0618381
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Florida, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	68-0618383
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

MetroPCS Georgia, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	68-0618386
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Michigan, Inc.
(Exact name of Guarantor as specified in its charter)

Delaware	20-2509038
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Texas, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	20-2508993
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

GWI PCS1, Inc.
(Exact name of Guarantor as specified in its charter)

Delaware	75-2695069
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Communications, Inc.
(Exact name of Guarantor as specified in its charter)

Delaware	20-0836269
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Massachusetts, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	20-8303630
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Nevada, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	20-8303430
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

MetroPCS New York, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	20-8303519
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS Pennsylvania, LLC
(Exact name of Guarantor as specified in its charter)

Delaware	20-8303570
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)
MetroPCS, Inc.
(Exact name of Guarantor as specified in its charter)

Delaware	20-5449198
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

8144 Walnut Hill Lane, Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency
United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-15.	Not applicable.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

5.	The consent of the trustee required by Section 321(b) of the Act.

6.	A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Houston, and State of Texas, on the ___ day of May, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Mauri J. Cowen

Name:	Mauri J. Cowen
Title:	Vice President

EXHIBIT 5
CONSENT OF THE TRUSTEE
Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of MetroPCS Wireless, Inc. Senior Note Securities, The Bank of New York Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Mauri J. Cowen

Mauri J. Cowen, Vice President
Houston, Texas
May ___, 2007

REPORT OF CONDITION
Consolidating domestic subsidiaries of
THE BANK OF NEW YORK TRUST COMPANY, NA
in the state of CA at close of business on December 31, 2006 published in response to call made by (Enter additional information below)
Statement of Resources and Liabilities

	Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		10,020
Interest-bearing balances		0
Securities:
Held-to-maturity securities		56
Available-for-sale securities		64,801
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		49,900
Securities purchased under agreements to resell		40,000
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading Assets		0
Premises and fixed assets (including capitalized leases)		5,051
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Intangible assets:
Goodwill		889,415
Other intangible assets		277,086
Other assets		113,348
Total assets		1,449,677

REPORT OF CONDITION (Continued)
LIABILITIES

	Dollar Amounts in Thousands
Deposits:
In domestic offices		2,517
Noninterest-bearing	2,517
Interest-bearing	0
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)		58,000
Subordinated notes and debentures		0
Other liabilities		127,233
Total liabilities		187,750
Minority interest in consolidated subsidiaries		0

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,520
Retained earnings		139,524
Accumulated other comprehensive income		(117)
Other equity capital components		0
Total equity capital		1,261,927
Total liabilities, minority interest, and equity capital		1,449,677

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

I, Karen Bayz, Vice President

(Name, Title)
of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Director #1	Michael K. Klugman, President

Director #2	Frank Suizberger, MD

Director #3	Michael McFadden, MD